Subsequent events	12 Months Ended
Mar. 31, 2016
Subsequent events

33. Subsequent events

In the meeting of Board of Directors of the Bank held on April 22, 2016, the Board recommended a dividend of Rs. 9.50 per share, which has been subsequently approved by the shareholders for payment in their Annual General Meeting, held on July 21, 2016. The amount of such dividend aggregated to Rs. 24,083.1 million.

The Bank has evaluated subsequent events from the balance sheet date through July 29, 2016 and determined that there are no other items to disclose.